                                                                    EXHIBIT 99.4


                                   DSLT INC.
                UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
                       (In thousands, except share data)

                                                JUNE 30
                                                 1998
 ASSETS
 ------
 CURRENT ASSETS:
  Cash and cash equivalents                    $     84
  Marketable securities                          11,080
  Accounts receivable, net                       12,883
  Inventories                                    13,282
  Real estate projects in process                 9,159
  Prepaid expenses                                3,059
                                               --------
    TOTAL CURRENT ASSETS                         49,547

 PROPERTY, PLANT AND EQUIPMENT, net              15,065
 REAL ESTATE HELD FOR FUTURE DEVELOPMENT            252
 INVESTMENT IN PARTNERSHIP                          357
 DEFERRED INCOME TAXES                            4,737
 INTANGIBLE ASSETS, net                          33,980
                                               --------

                                               $103,938
                                               ========

 LIABILITIES AND SHAREHOLDERS' EQUITY
 ------------------------------------
 CURRENT LIABILITIES:
  Current maturities of long-term debt         $  5,631
  Loans payable                                   5,465
  Accounts payable                                9,551
  Accrued liabilities                             6,183
  Income taxes payable                            1,446
                                               --------
    TOTAL CURRENT LIABILITIES                    28,276
                                               --------

 LONG-TERM OBLIGATIONS:
  Long-term debt, less current maturities        21,753
  Deferred compensation                             719
  Stock appreciation rights                       8,876
  Postretirement health benefits                  2,939
  Accrued pensions                                2,036
                                               --------
    TOTAL LONG-TERM OBLIGATIONS                  36,323
                                               --------

 SHAREHOLDERS' EQUITY:
  Preferred stock, no par value -
    Authorized 300,000 shares
    None issued
  Common stock of $1.25 par value -
    Authorized 4,000,000 shares
    Issued 1,149,209                              1,437
  Capital in excess of par value                  5,016
  Retained earnings                              32,886
                                               --------
    TOTAL SHAREHOLDERS' EQUITY                   39,339
                                               --------

                                               $103,938
                                               ========

   The accompanying notes are an integral part of the financial statements.

                                   DSLT INC.
             UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                 (In thousands)



                                                THREE MONTHS ENDED JUNE 30,
                                                    1998         1997

REVENUES                                            $34,786    $31,939

 Cost of revenues                                    26,301     23,607
 Marketing, general and administrative expense        6,113      6,050
                                                    -------    -------

OPERATING INCOME                                      2,372      2,282

 Other income (expense) -
  Investment income                                     120        158
  Interest expense                                   (1,004)    (1,140)
  Stock appreciation rights expense                    (265)      (293)
                                                    -------    -------

INCOME BEFORE TAXES                                   1,223      1,007

 Provision for income taxes                             531        473
                                                    -------    -------

NET INCOME                                          $   692    $   534
                                                    =======    =======


   The accompanying notes are an integral part of the financial statements.

                                   DSLT INC.

           UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
                           (In Thousands of Dollars)

                                                     Three Months Ended June 30,
                                                     ---------------------------
                                                        1998             1997
                                                     ----------       ----------
CASH PROVIDED BY OPERATIONS:
  Net income                                          $   692          $   534
    Add (deduct) amounts not affecting cash--
      Depreciation and amortization                     1,012              922
      Accrued pensions and other benefits                 522              547
      Other                                              (274)             (16)
    Change in net working capital                       1,887             (427)
                                                      -------          -------
      Net Cash Provided By Operations                   3,839            1,560
                                                      -------          -------
CASH PROVIDED (USED) IN INVESTING ACTIVITIES:
  Additions to property, plant and equipment             (395)            (776)
  (Increase) decrease in marketable securities             16             (423)
                                                      -------          -------
      Net Cash Provided (Used) By Investing
       Activities                                        (379)          (1,199)
                                                      -------          -------
CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
  Payments on long-term debt                             (940)            (866)
  Proceeds (repayment) of loans payable, net           (2,583)           1,585
  Repurchase of common stock                               --             (348)
  Cash dividends                                         (378)            (384)
                                                      -------          -------
      Net Cash Provided (Used) By Financing
       Activities                                      (3,901)             (13)
                                                      -------          -------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS         (441)             878
CASH AND CASH EQUIVALENTS--BEGINNING OF PERIOD            525            1,222
                                                      -------          -------
CASH AND CASH EQUIVALENTS--END OF PERIOD              $    84          $ 1,673
                                                      =======          =======

                                   DSLT INC.

        NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - BASIS OF PRESENTATION
------------------------------

The interim condensed consolidated financial statements are unaudited; however, in the opinion of DSLT's management, the statements include all adjustments, consisting of only normal recurring adjustments, necessary for a fair statement of the results for the interim periods presented. The foregoing interim results are not necessarily indicative of the results of operations expected for the full fiscal year.

These consolidated financial statements should be read together with DSLT's audited financial statements.

Certain reclassifications have been made to conform with current period presentation.

NOTE 2 - INVENTORIES
--------------------

The major classes of inventories are as follows (dollars in thousands):

                                                     June 30,
                                                       1998
                                                     -------

Raw materials, packaging materials and supplies      $ 5,161
Finished goods                                         8,121
                                                      ------
                                                     $13,282
                                                      ======

NOTE 3 - SUBSEQUENT EVENTS
--------------------------

On November 2, 1998, DSLT was acquired by Imperial Holly Corporation in a transaction whereby DSLT was merged with a wholly-owned subsidiary of Imperial Holly. DSLT survived the merger as a wholly-owned subsidiary of Imperial Holly and changed its name to Diamond Crystal Holdings, Inc. In connection with the merger, DSLT distributed to its shareholders certain operations, consisting primarily of real estate ventures, which Imperial Holly did not wish to acquire.